BRIGHTHOUSE FUNDS TRUST I
SUPPLEMENT DATED MAY 15, 2024
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION, EACH
DATED APRIL 29, 2024, AS SUPPLEMENTED
SSGA Emerging Markets Enhanced Index Portfolio
Effective immediately, Robert Luiso will no longer serve as a portfolio manager to the SSGA Emerging Markets Enhanced Index Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. All references to Mr. Luiso in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Portfolio are deleted. Effective immediately, Adel Daghmouri will serve as portfolio manager of the Portfolio. As of March 31, 2024, Mr. Daghmouri did not beneficially own any equity securities of the Portfolio. The following changes are made to the Summary Prospectus, Prospectus and SAI of the Portfolio.
In the Portfolio Summary of the Summary Prospectus and the Prospectus, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:
Portfolio Managers.
Jay Siegrist, Vice President and Senior Portfolio Manager in SSGA’s Systematic Equity Active Group, has managed the Portfolio since 2021. Mr. Siegrist has been with the firm since 1998. Adel Daghmouri, Vice President and Senior Portfolio Manager in SSGA’s Systematic Equity Active Group, has managed the Portfolio since 2024. Mr. Daghmouri has been with the firm since 1998.
In the section entitled “Additional Information About Management – The Subadviser - SSGA Funds Management, Inc.” of the Prospectus, the last three paragraphs of the section are deleted in their entirety and replaced with the following:
The Portfolio is managed by SSGA’s Systematic Equity Active Group. Key professionals primarily involved in the day-to-day portfolio management for the Portfolio include Jay Siegrist and Adel Daghmouri.
Jay Siegrist is a Vice President of SSGA and SSGA FM and a Senior Portfolio Manager in the Systematic Equity Active Group, primarily responsible for emerging market equity strategies. He manages the active and enhanced emerging markets portfolios, with a focus on Asia. Prior to joining the Systematic Equity Active Group in 2015, Mr. Siegrist was a portfolio manager on the active emerging markets team. He joined SSGA in 1998.
Adel Daghmouri is a Vice President of SSGA and SSGA FM and a Senior Portfolio Manager in the Systematic Equity Active Group, primarily responsible for managing global investment strategies, product development and quantitative research. Prior to joining the Systematic Equity Active Group in 2008, he was a founding member of the Quantitative Canadian Active Equity Team responsible for portfolio management across active, enhanced and market-neutral strategies. He joined SSGA in 1998.
In the Portfolio’s Other Accounts Managed table in Appendix C of the SAI, the following information with respect to Mr. Daghmouri is added immediately following the information included therein with respect to Mr. Siegrist:
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Adel Daghmouri1 SSGA Emerging Markets Enhanced Index Portfolio	Registered Investment Companies	1	$135,343,255	0	N/A
	Other Pooled Investment Vehicles	30	$4,764,954,266	2	$678,514,036
	Other Accounts	18	$8,166,056,628	2	$2,414,070,044
1Other accounts managed information is as of March 31, 2024.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE